UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 17, 2007 (October 1, 2007)
NxSTAGE MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51567	04-3454702
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

439 South Union Street, 5th Floor
Lawrence, MA	01843
(Address of principal executive offices)	(Zip Code)
(978) 687-4700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1 Consent of Grant Thorton LLP
EX-23.2 Consent of Deloitte & Touche S.p.A.
EX-23.3 Consent of Kim Quezada Asociados, S.C.
EX-99.1 Medisystems Corp. Unaudited Combined Financial Statements
EX-99.2 Unaudited Pro Forma Combined Condensed Financial Statements

Item 2.01. Completion of Acquisition
Explanatory Note
This Current Report on Form 8-K/A amends and supplements Items 9.01(a) and 9.01(b) of the Current Report on Form 8-K filed by NxStage Medical, Inc. (the “Company”) on October 4, 2007 (the “Initial Form 8-K”) to report the completion of the business combination described therein on October 1, 2007. The Company is filing this amendment to provide (i) the unaudited condensed combined financial statements of Medisystems Corporation as of September 30, 2007 and for the nine months ended September 30, 2007 and 2006 and (ii) the unaudited combined consolidated pro forma financial information of the Company and Medisystems Corporation as of and for the nine months ended September 30, 2007, which it is required to file under Item 9.01 of Form 8-K within 71 days after the date the Initial Form 8-K was required to be filed.

Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Business Acquired
The Medisystems Corporation Audited Combined Financial Statements as of and for the fiscal years ended December 31, 2004, 2005 and 2006, including the report of its independent public accounting firms, Grant Thornton LLP, Deloitte & Touche S.p.A. and Kim Quezada y Asociados, S.C., were previously filed at pages F-39 to F-46 of the Company’s Proxy Statement relating to the business combination filed on September 12, 2007 and are incorporated herein by reference.
The Medisystems Corporation Unaudited Combined Financial Statements as of September 30, 2007 and for the Nine Months Ended September 30, 2007 and 2006 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.
     (b) Pro Forma Financial Information
The Unaudited Pro Forma Combined Financial Statements, including the notes thereto, describing the pro forma effect of the business combination on the Company’s (i) Unaudited Statement of Operations for the nine months ended September 30, 2007, and (ii) Unaudited Balance Sheet as of September 30, 2007, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
The Unaudited Pro Forma Combined Financial Statements, including the notes thereto, describing the pro forma effect of the business combination on the Company’s (i) unaudited statement of operations for the year ended December 31, 2006, were previously filed at pages 131 to 145 of the Company’s Proxy Statement relating to the business combination filed on September 12, 2007 and are incorporated herein by reference.
     (d) Exhibits
See Exhibit Index attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

NxStage Medical, Inc.
Date: December 17, 2007	By:	/s/ Robert S. Brown
Robert S. Brown
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number Description
23.1	Consent of Grant Thorton LLP
23.2	Consent of Deloitte & Touche S.p.A
23.3	Consent of Kim Quezada y Asociados, S.C.
99.1	The Medisystems Corporation Unaudited Combined Financial Statements as of and for the Nine Months Ended September 30, 2007 and 2006
99.2	The Unaudited Pro Forma Combined Condensed Financial Statements, including the notes thereto, describing the pro forma effect of the business combination on the Company’s (i) Unaudited Statement of Operations for the nine months ended September 30, 2007 and (ii) Unaudited Balance Sheet as of September 30, 2007